GINTEL FUND

                                     [LOGO]


                          ANNUAL REPORT TO SHAREHOLDERS
                                DECEMBER 31, 2001



GINTEL FUND       Summary of Investment Results

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                          Summary of Investment Results

                        Gintel Fund *     S&P 500 **       Russell 2000 **
2001                       -17.45%         -11.91%             2.49%
2000                       -34.35%          -9.15%            -3.02%
1999                        81.52%          21.03%            21.26%
1998                       -10.95%          28.57%            -2.55%
1997                        29.22%          33.34%            22.36%

5-Year
Average Annual
Total Rate of Return         2.51%          10.70%             7.52%

10-Year
Average Annual
Total Rate of Return         7.51%          12.93%            11.51%

* Investment results are net of expenses, with dividends and capital gains reinvested. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

** The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This Annual Report must be preceded or accompanied by a current prospectus.


                                                                January 15, 2002
Fellow Shareholders:

Our Fund's net asset value fell 17.5%1 in 2001, compared to a decline of 11.9% in the S&P 500 and an increase of 2.5% in the Russell 2000. We kept ahead of these averages for most of the year, but the price decline in Conseco Inc. and our large 64.5% net cash position at year-end prevented us from participating in the stock market rally that took place in the fourth quarter. There was no dividend distribution for 2001.

We maintained a large cash position in the Fund most of last year because we foresaw a recession developing, which we thought would negatively impact stock prices. We raised cash by taking profits and selling stocks that had not worked out as expected. The decline in the Fund's net asset value was predominately from a combination of losses incurred on the sale of these issues plus price declines in our large Conseco and CheckFree Corp. holdings.

As the economy weakened and unemployment spread, loan/mortgage delinquencies in Conseco's manufactured housing division increased. Conseco's common share price reflects the downgrading of the company's debt rating and the concern over Conseco's near-term financial problems but gives no credit to the stronger profit outlook that we believe will emerge by the second half of this year. The economic recession and the events of September 11th affected CheckFree's profitability as well, but the company's fundamentals and financial condition remain strong.

As we have said before, this is no ordinary recession. Following several years of overspending, especially in the areas of technology, telecommunications and Internet capital investment, our economy slowed down. At the same time, however, emboldened by low inflation, low interest rates, low retail prices, and a substantial reduction in energy prices, consumers continued to spend. While excess capacity in these important areas will likely persist into 2003 with no meaningful increase in capital investment, there is a consensus on Wall Street that the bottom of the recession has been reached and that a recovery is within sight.

Our best guess is that there will be a return to economic growth in the United States this year, starting at a low rate and only gradually gaining momentum. The Federal Reserve Board will continue to add liquidity to the system; prices should remain low at least through the first half of 2002; and consumer income should rise as a result of lower taxes and mortgage refinancing. However, with consumer spending and new home sales already at historically high levels and unemployment numbers continuing to rise, it is difficult to foresee strong growth in 2002 or, in many cases, a return to strong profitability.

In our September 30, 2001, Quarterly Report to Shareholders we said our large cash position gave us an opportunity to make selective investments in sound, high-quality stocks that were selling at very attractive prices. Starting late last year we made tentative steps to reenter the stock market, buying a number of quality issues, such as, American Home Products, Chevron Texaco Corp., DuPont, Phillips Petroleum, and Texas Instruments. We are also looking at mid-to-smaller-sized high growth companies and will take smaller positions in these issues when it seems appropriate, but we will not chase prices.

We believe our current conservative investment posture is warranted by present economic uncertainties, as well as by other overhanging problems, such as, fallout from the Enron debacle, the Argentinean fiscal crisis, potential hostilities in the Middle East and on the Indian subcontinent, and, of course, the ongoing war on terrorism. We intend to keep all our options open but expect to proceed with caution.

It's been a tough two years for investors in our Fund, but we hope to get through it.

Sincerely,


/s/Robert M. Gintel                                  /s/Edward F. Carroll
   ----------------                                     -----------------
   Robert M. Gintel                                     Edward F. Carroll
   Chairman                                             Investment Manager

1 Past results offer no assurance as to future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.




GINTEL FUND Statement of Net Assets             As of December 31, 2001

Number of                                                       Market
Shares                                              Cost**      Value
----------- ------------------------------------ ----------- -----------
            Common Stocks

            Insurance (14.37%)
3,250,000 * Conseco, Inc.                        $36,065,049 $14,495,000

            Technology-Related (8.92%)
500,000 *   CheckFree Corp.                        7,282,296   9,000,000

            Security Protection Systems (3.99%)
300,000 *   Checkpoint Systems, Inc.               1,640,026   4,020,000

            Entertainment (1.18%)
590,000 * f Imax Corporation                       7,719,608   1,191,800

            Chemicals/Life Sciences (1.05%)
25,000      E. I. du Pont de Nemours and Company   1,065,000   1,062,750

            Financial Institutions (0.98%)
94,600 *    Net.B@nk, Inc.                           862,253     991,408

            Manufacturing & Service (0.93%)
400,000 *   Chart Industries, Inc.                   559,409     940,000

874,200     Miscellaneous Securities *** (4.09%)   4,615,863   4,127,950

            Imputed Brokerage Commission on
            Securities Owned                         248,500
----------- ------------------------------------ ----------- -----------
            Total Common Stocks (35.51%)          60,058,004  35,828,908
----------- ------------------------------------ ----------- -----------

See Notes to the Financial Statements.

GINTEL FUND Statement of Net Assets (continued)     As of December 31, 2001

Principal                                                       Market
  Amount                                             Cost **    Value
----------- ------------------------------------ ----------- -----------
            Short-Term Obligations

   185,000  GE Capital Corp. CP
            1.5801%, due 01/02/02                    185,000     185,000

17,030,000  U.S. Treasury Bill
            2.3000%, due 01/03/02                 17,028,429  17,028,429

18,029,000  U.S. Treasury Bill
            1.8400%, due 01/10/02                 18,021,578  18,021,578

12,024,000  U.S. Treasury Bill
            2.2200%, due 01/17/02                 12,015,235  12,015,235

6,019,000   U.S. Treasury Bill
            2.1400%, due 01/24/02                  6,012,040   6,012,040

17,036,000  U.S. Treasury Bill
            1.6400%, due 01/31/02                 17,012,299  17,012,299
----------- ------------------------------------ ----------- -----------
            Total Short-Term Obligations (69.66%) 70,274,581  70,274,581
----------- ------------------------------------ ----------- -----------

            Total Investments (105.17%)         $130,332,585 106,103,489
                                                ============

            Liabilities in Excess of Other Assets (-5.17)%    (5,217,655)
----------- ------------------------------------ ----------- -----------

            Net Assets Applicable to Outstanding
                Shares (100.00%)                            $100,885,834
=========== ====================================================================

            Net Asset Value Per Share -- based on 8,978,518
            shares of beneficial interest (offering and
            redemption price)                                     $11.24
=========== ====================================================================

*    Non-income producing investments.
**   Cost basis for federal income tax purposes.
***  Includes 8 investments, some of which are non-income producing investments.
f    Foreign.

See Notes to the Financial Statements.


GINTEL FUND Statement of Operations                 Year Ended December 31, 2001

Investment Income:
        Interest                                                   $2,200,099
        Dividends                                                      85,226
        Miscellaneous                                                  81,016
                                                               ---------------

                    Total investment income                         2,366,341

Expenses:
        Administrative                              1,212,522
        Investment advisory fees                    1,270,022
        Other                                          58,498
                                                 -------------

                    Total Expenses                                  2,541,042
                                                               ---------------

Net investment (loss)                                               (174,701)
Net realized (loss) on investments                (4,887,867)
Change in unrealized appreciation/(depreciation) (17,120,051)
                                                 -------------
Net (loss) on investments                                        (22,007,918)
Net (decrease) in net assets resulting from                    ---------------
   operations                                                  $ (22,182,619)
                                                               ===============



See Notes to the Financial Statements.


GINTEL FUND  Statements of Changes in Net Assets

                                                        Year Ended       Year Ended
                                                       December 31,     December 31,
                                                           2001            2000
                                                      --------------    --------------
Operations:
       Net investment income (loss)                     $ (174,701)         $ 317,570
       Net realized gain (loss) on investments          (4,887,867)           655,177
       Change in unrealized appreciation/(depreciation)(17,120,051)      (73,714,071)
                                                      --------------    --------------
           Net (decrease) from operations              (22,182,619)      (72,741,324)

Distributions to Shareholders:
       Net investment income                              (316,316)                 -
       Net realized gains on investments                          -      (63,266,150)
                                                      --------------    --------------
           Total distributions to shareholders            (316,316)      (63,266,150)

Capital Share Transactions:
       Proceeds from shares issued                        7,391,933         4,011,249
       Reinvestment of dividends                            289,736        57,928,762
       Cost of shares repurchased                       (14,739,758)      (17,166,869)
           Net increase (decrease) from capital       --------------     -------------
           share transactions                           (7,058,089)        44,773,142

Total (decrease) in net assets                          (29,557,024)      (91,234,332)
Net assets - beginning of period                        130,442,858       221,677,190
                                                      --------------     -------------

Net assets - end of period                             $100,885,834      $130,442,858
                                                      ==============     =============
Net Assets Consist of:
       Capital stock                                   $131,171,254      $138,229,343
       Undistributed net investment (loss)               (1,388,103)         (897,086)
       Undistributed net realized gain (loss)
           from security transactions                    (4,815,721)            72,146

       Net unrealized (depreciation) on investments     (24,081,596)       (6,961,545)
                                                      --------------    --------------
                                                       $100,885,834      $130,442,858
                                                      ==============    ==============



See Notes to the Financial Statements.


GINTEL FUND Financial Highlights                       Year Ended December 31,
(Per share Income and Capital Changes)
                                           2001      2000      1999      1998      1997
----------------- -------------------- --------- --------- --------- --------- ---------
Net Asset Value
        Beginning of Year                $13.65    $29.37    $16.18    $21.78    $18.10

Income (loss) from
      Investment operations
        Net investment income (loss)     (0.03)      0.03    (0.09)      0.12      0.12
        Net realized and unrealized
        gain (loss) on securities        (2.35)    (7.37)     13.28    (2.71)      5.13
                                         ------    ------    ------    ------     ------
Total from Investment Income (Loss)      (2.38)    (7.34)     13.19    (2.59)      5.25
Less: Distributions                      ------    ------    ------    ------     ------
        Net investment income            (0.03)         -         -    (0.11)    (0.15)
                                         ------    ------    ------    ------     ------
        Capital gains                        -     (8.38)         -    (2.90)    (1.42)
-------------------------------------- --------- --------- --------- --------- ---------
Total Distributions                      (0.03)    (8.38)         -    (3.01)    (1.57)
-------------------------------------- --------- --------- --------- --------- ---------
Net Asset Value, End of Period           $11.24    $13.65    $29.37    $16.18    $21.78
====================================== ========= ========= ========= ========= =========
Total Return                             -17.5%    -34.4%     81.5%    -11.0%     29.2%
-------------------------------------- --------- --------- --------- --------- ---------
Ratios/Supplemental Data
Net assets, end of period
        (in thousands)                 $100,886  $130,443  $221,677  $144,419  $180,724
Ratio of operating expenses to
        average net assets                 2.0%      1.9%      1.9%      1.7%      1.8%
Ratio of net investment income
        (loss) to average net assets     (0.1%)    (0.6%)    (0.5%)      0.6%      0.8%
Portfolio turnover rate                   32.1%     62.6%     95.3%     61.4%     52.0%



See Notes to the Financial Statements.



GINTEL FUND Notes to the Financial Statements                  December 31, 2001

(Note A) - Organization:
The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(Note B) - Significant Accounting Policies:
1. Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and ask price on that date. Short-term investments are valued at cost which approximates market value.

2. Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. On January 2, 2001, the Fund distributed ordinary income of $316,316 ($.0331 per share) applicable to the year ended December 31, 2000. At December 31, 2001, the Fund had available a capital loss carryforward of approximately $4,888,000 expiring in 2009.

3. Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Interest  income is  recognized  on an  accrual  basis.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4. Use of Estimates:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(Note C) - Investment Advisory Agreement:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(Note D) - Administrative Services Agreement:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the


GINTEL FUND Notes to the Financial Statements (continued)      December 31, 2001

payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(Note E) - Imputed Commissions:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 2001, the Fund estimated imputed brokerage commissions to be $245,000 which decreased administrative expense, and thereby decreased net investment loss by $245,000, increased unrealized appreciation by $82,000, and decreased realized gains by $327,000.

(Note F) - Other Matters:
1. Investments:

Unrealized appreciation at December 31, 2001                     $ 4,607,424
Unrealized (depreciation) at December 31, 2001                   (28,588,020)
Imputed commissions on securities owned                             (248,500)
                                                           ------------------
                                                                $(24,229,096)
                                                           ==================

                                                                  Year Ended
                                                           December 31, 2001
                                                           ------------------
Purchases of securities other than short-term investments        $21,963,351
Sales of securities other than short-term investments            $50,889,958

2. Capital Stock (in shares):

                                             Year Ended              Year Ended
                                      December 31, 2001       December 31, 2000
                                      ------------------      ------------------

Shares issued                                   477,761                 269,763
Shares reinvested                                21,933               2,850,825
Shares repurchased                          (1,078,905)             (1,110,379)
                                      ------------------      ------------------
Net increase/(decrease)                       (579,211)               2,010,209
                                      ==================      ==================



Report of Independent Auditors

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                Richard A. Eisner & Company, LLP
New York, New York
January 18, 2002



GINTEL FUND Investment Staff

Robert M. Gintel
     Robert Gintel has spent his entire business career in the investment industry with more than 45 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Member and founder of Gintel & Co., a member of the National Association of Securities Dealers and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.


Edward F. Carroll
     Ed Carroll joined Gintel Asset Management, Inc. in 1983 and is a member of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

R. Baxter Brown
     Baxter Brown was an original partner of Robert Gintel and co-founder of Gintel & Co. After seventeen years as Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a member of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.


Julius M. Ridgway, Jr.
     Julius Ridgway joined Gintel Asset Management, Inc. in October 2000 as Vice President, after spending two years as principal of his own investment advisory firm, Ridgway Capital Management, LLC. Prior to becoming an investment professional, he spent nine years in banking and real estate. Mr. Ridgway holds a B.A. degree from the University of Mississippi, an M.B.A. from Millsaps College and an M.Sc. in Accounting and Finance from the London School of Economics.



GINTEL FUND Trustees and Officers


INDEPENDENT TRUSTEES
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------
                                                            Principal           # of
                           Position(s)            Length   Occupation        Portfolios     Other
                            Held with  Term of    of Time  During Past        in Fund    Directorships
Name, Address and Age       the Trust  Office     Served   Five Years         Complex   Held by Trustee
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------
Thomas H. Lenagh (82)        Trustee   Indefinite 21 years Financial             1      Director, Adams
13 Allen's Corner Road                    term,            Consultant                   Express Co.,
Flemington, NJ 08822                   subject to                                       Petroleum &
                                          annual                                        Resources, Inc.,
                                        approval                                        ICN
                                        by Board.                                       International,
                                                                                        Inc.,
                                                                                        Cornerstone
                                                                                        Group, Inrad
                                                                                        Corporation
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------
                                       Indefinite
Francis J. Palamara (75)                  term,                                         Director,
3110 E. Maryland Avenue      Trustee   subject to 21 years Business              1      Glenmede
Phoenix, AZ 85064                        annual            Consultant                    Funds
                                        approval
                                           by
                                         Board.
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------
Russel R. Taylor (83)        Trustee   Indefinite 16 years Associate             1      None
31 Indian Point Lane                     term,             Professor of
Riverside, CT 06878                    subject to          Management and
                                         annual            Marketing,
                                        approval           Director of H.W.
                                        by Board.          Taylor Institute
                                                           of Entrepreneurial
                                                           Studies, College
                                                           of New Rochelle
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------


GINTEL FUND Trustees and Officers (continued)


INTERESTED TRUSTEES
------------------------- ----------------------- -------- ----------------- ---------- ---------------
                                                            Principal          # of
Name, Address and Age     Position(s)             Length   Occupation        Portfolios    Other
                          Held with    Term of    of Time  During Past        in Fund   Directorships
                          the Trust    Office     Served   Five Years         Complex   Held by Trustee
------------------------- ----------------------- -------- ----------------- ---------- ---------------
Robert M. Gintel (73)       Chairman   Indefinite 21 years Chairman and Chief     1         None
Gintel Asset                 of the     term,              Executive Officer
Management, Inc.             Board,    subject to          of Gintel Asset
31 Ocean Reef Drive          Chief     annual              Management,Inc.;
Suite A-200                 Executive  approval            Senior Member of
Key Largo, FL 33037       Officer and  by Board.           Gintel & Co., LLC,
                             Trustee                       a member firm of
                                                           the National
                                                           Association of
                                                           Securities
                                                           Dealers, Inc. and
                                                           an associate
                                                           member firm of
                                                           the American
                                                           Stock Exchange,
                                                           Inc.
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------
Stephen G. Stavrides        Trustee,   Indefinite 10 years Director,              1          None
(54)                        President    term. *           President and
Gintel Asset                  and                          Treasurer of
Management, Inc.            Treasurer                      Gintel Asset
6 Greenwich Office Park                                    Management, Inc.;
Greenwich, CT 06831                                        Member, President
                                                           and Chief
                                                           Operating Officer
                                                           of Gintel & Co.,
                                                           LLC.
------------------------- ------------ ---------- -------- ----------------- ---------- ---------------

*    Indefinite term until age 70, then subject to annual approval by Board.

The Fund's Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-800-344-3092.


       Investment Advisor                         Gintel Group
 Gintel Asset Management, Inc.         Firstar Mutual Fund Services, LLC
    6 Greenwich Office Park                       P.O. Box 701
    Greenwich, CT 06831-5197                Milwaukee, WI 53201-0701
          203-622-6400                            800-344-3092